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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-52711 for Hartford Life Insurance Company Separate Account Three on Form N-4.

                                       /s/ Arthur Andersen LLP

Hartford, Connecticut
July 7, 1998